                           [VIVID LOGO APPEARS HERE]


NUMBER                                                                   SHARES

                           VIVID TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 928538 10 7


  This Certifies that






  is the owner of



  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

-----------------------------VIVID TECHNOLOGIES, INC.---------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.
     This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:




                  [FACSIMILE OF CORPORATE SEAL APPEARS HERE]

     TREASURER AND                                                     PRESIDENT
CHIEF FINANCIAL OFFICER




COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                            (NEW YORK, NY)
BY                                                  TRANSFER AGENT AND REGISTRAR
                                                            AUTHORIZED SIGNATURE

                           VIVID TECHNOLOGIES, INC.

     The Corporation is authorized to issue more than one class or series of stock. Upon written request, the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certifiate, shall be construed as though they were written out in full according to applicable laws or regulations:

                           UNIF GIFT MIN ACT--___________Custodian______________
                                                 (Cust)              (Minor)
                                               under Uniform Gifts to Minors
                                               Act__________________________
                                                           (State)
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survisorship and not as tenants
           in common

    Additional abbreviations may also be used though not in the above list.


  For value received, ___________________ hereby sell, assign and transfer unto please insert social security or other
        identifiying number of assignee
--------------------------------------------

--------------------------------------------


------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                     Shares
--------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                     Attorney
--------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------------------



                         -------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:
                         ---------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.